Exhibit 99.1

DRAFT No: 1 Date/Time: March 31, 2005 5:45pm GMT

Contact:

Heather Ashworth	Victoria Hofstad
Octel Corp. Investor Relations	Citigate Sard Verbinnen
011-44-161-498-8889	1-212-687-8080

Octel Corp. Reports Completion of Investigation by Special Committee

NEWARK, DELAWARE, March 31, 2005 - Octel Corp. (NYSE: OTL) today announced the completion of a special investigation by members of the Audit Committee and the Corporate Governance and Nominating Committee (the ‘Special Committee’).

On March 17, 2005, Octel Corp. (the ‘Company’) announced that it had filed a Form 12b-25 (Notification of Late Filing) in respect of its Annual Report on Form 10-K as a result of the need to complete an investigation of the facts relating to the matter described below (the ‘Transaction’) and to consider the impact of the Transaction on management’s assessment of internal control over financial reporting.

On February 24, 2005, Dennis J. Kerrison, the Chief Executive Officer and President of the Company, arranged to transfer GBP 50,000 (equivalent to approximately ZAR 500,000 and approximately USD 95,000) from his bank account in the United Kingdom to the account of Associated Octel Company (South Africa) (Pty) Limited (‘AOCSA’), a wholly-owned indirect subsidiary of the Company. On the same day, at the initiation of Mr. Kerrison, AOCSA made a payment of ZAR 500,000 (equivalent to approximately USD 95,000) for Mr. Kerrison’s personal use. Mr. Kerrison’s UK bank sent the funds to AOCSA’s bank on February 24, 2005. Those funds were credited to AOCSA’s bank account on February 28, 2005. AOCSA was reimbursed on behalf of Mr. Kerrison for associated costs (of approximately ZAR 629 equivalent to approximately USD 107) on March 3, 2005.

The investigation, which was conducted by independent counsel retained for this purpose by the Special Committee, was completed on March 29, 2005. Also on March 29, 2005, the Special Committee reported on the investigation to the Board of Directors of the Company and the Board of Directors adopted the findings of the Special Committee. Based on the findings of the Special Committee, the Board of Directors determined that the Transaction appeared to have violated the Company’s Code of Ethics and that elements of the Transaction may have resulted in a potential violation of certain laws and regulations by the Chief Executive Officer, the Managing Director of AOCSA and the Company. The Board of Directors did not identify any matters that required adjustment to the Company’s financial statements.

Upon completion of the investigation, the Company’s management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004 and concluded that a material weakness relating to deficiencies in the maintenance of effective controls over compliance with the Company’s Code of Ethics existed as of December 31, 2004. Based upon the evaluation of disclosure controls and procedures and the material weakness, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2004. This conclusion is consistent with the Company’s conclusion with regard to its internal control over financial reporting as of December 31, 2004.

However, as the material weakness was limited to the area described above, management believes that the financial statements included in the Annual Report on Form 10-K, which the Company intends to file today, fairly present, in all material respects, our financial condition, results of operations and cash flows for the periods presented.

The individuals involved in the matter described above, including the Chief Executive Officer, will be subject to appropriate disciplinary procedures which as of the date of this press release have not been determined. In addition, the following steps, among others, implementation of which will commence with immediate effect, have been recommended by the Special Committee and approved by the Board of Directors:

•	Reinforcement of the importance of compliance with, together with a comprehensive re-education programme in respect of, the Company’s Code of Ethics;

•	Enhancement of procedures in relation to consultation with in-house legal counsel in respect of unusual or non-routine transactions; and

•	The creation of a register of directors’ and officers’ interests and establishment of procedures in respect of actual or potential conflicts.

Octel Corp., a Delaware corporation, is a global chemical company specializing in high performance fuel additives and special and effect chemicals. The company’s strategy is to manage profitably and responsibly the decline in world demand for its major product – tetraethyl lead (TEL) in gasoline – through competitive differentiation and stringent product stewardship, to expand its Specialty Chemicals business organically through product innovation and focus on customer needs, and to seek synergistic growth opportunities through joint venture, alliances, collaborative arrangements and acquisitions.

Certain of the statements made herein constitute forward-looking statements. Generally, the words “believe”, “expect”, “intend”, “estimate”, “project”, “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. All statements which address operating performance, events or developments that we expect or anticipate will occur in the future – including statements relating to volume growth, share of sales or earnings per share growth, and statements expressing general optimism about future operating results—are forward-looking statements. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company’s historical experience and our present expectations or projections. As and when made, management believes that these forward-looking statements are reasonable. However, caution should be taken not to place undue reliance on such forward-looking statements since such statements speak only as of the date when made. Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, moreover, there can be no assurance that actual results will not differ materially from our expectations. Among the risk factors which could cause actual results to differ materially from expectations are the risks and uncertainties discussed in the annual report on Form 10-K and those described from time to time in the Company’s other filings with the SEC. These include, without limitation, the timing of orders received from customers, the gain or loss of significant customers, competition from other manufacturers and changes in the demand for our products, including the rate of decline in demand for TEL, and business and legal risks inherent in non-US activities, including political and economic uncertainty, import and export limitations and market risks related to changes in interest rates and foreign exchange rates, successful completion of planned disposals, material fines or other penalties resulting from its voluntary disclosure to OFAC, and the existence and impact of any deficiencies or material weaknesses or remedial actions taken by the Company in respect of a potential violation of the Code of Ethics by the Chief Executive Officer which may have resulted in a potential violation of certain laws and regulations by the Chief Executive Officer and the Company, and compliance with Section 404 of the Sarbanes-Oxley Act of 2002. In addition, increases in the cost of product, changes in the market in general and significant changes in new product introduction could result in actual results varying from expectations. Should one or more of these risks materialize (or the consequences if such development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those expected. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.